UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2003

Lifecore Biomedical, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	0-4136	41-0948334
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

3515 Lyman Boulevard
Chaska, Minnesota	55318
(Address of principal executive	(Zip Code)
offices)

Registrant’s telephone number, including area code: 952-368-4300

SIGNATURE
EX-99.1 Press Rlease

Item 7. Financial Statements and Exhibits.

Exhibit #	Description
99.1	Press Release of the registrant, dated April 15, 2003

Item 9. Regulation FD Disclosure.

     On April 15, 2003, Lifecore Biomedical, Inc., a Minnesota corporation (the “Company”), issued a press release stating “Lifecore Reports Third Quarter Financial Results”. The attached exhibit is furnished pursuant to Item 12 on Form 8-K.

     Reference is made to the Registrant's Press Release, dated April 15, 2003, which is included herewith as Exhibit 99.1. The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFECORE BIOMEDICAL, INC.

Dated:	April 17, 2003	/s/ James W. Bracke
James W. Bracke
President & Chief Executive Officer